Exhibit 99.3


              ADMINISTRATION AGREEMENT, dated as of June 15, 2006, among JOHN DEERE OWNER TRUST 2006, a Delaware statutory trust (the "Issuing Entity"), JOHN DEERE CAPITAL CORPORATION, a Delaware corporation, as administrator (the "Administrator"), and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee").

                               W I T N E S S E T H

              WHEREAS, the Issuing Entity is issuing the Class A-1 5.36417% Asset Backed Notes (the "A-1 Notes"), the Class A-2 5.41% Asset Backed Notes (the "A-2 Notes"), the Class A-3 5.38% Asset Backed Notes (the "A-3 Notes") and the Class A-4 5.39% Asset Backed Notes (the "A-4 Notes" and together with the A-1 Notes, A-2 Notes and A-3 Notes, the "Notes") pursuant to the Indenture, dated as of June 15, 2006 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"), between the Issuing Entity and the Indenture Trustee. Capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Indenture;

              WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Notes and the issuance of certain beneficial ownership interests of the Issuing Entity, including (i) a Sale and Servicing Agreement, dated as of June 15, 2006 (the "Sale and Servicing Agreement"), among the Issuing Entity, John Deere Capital Corporation, as Servicer, and John Deere Receivables, Inc., a Nevada corporation, as seller (the "Seller"), (ii) a Depository Agreement, dated June 20, 2006 (the "Depository Agreement"), between the Issuing Entity and The Depository Trust Company, (iii) the Indenture and
(iv) a Trust Agreement, dated as of June 15, 2006 (the "Trust Agreement"), between the Seller and U.S. Bank Trust National Association, as owner trustee (the "Owner Trustee") (the Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

              WHEREAS, pursuant to the Related Agreements, the Issuing Entity and the Owner Trustee are required to perform certain duties in connection with
(a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuing Entity (the holders of such interests being referred to herein as the "Owners");

              WHEREAS, the Issuing Entity and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuing Entity and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuing Entity and the Owner Trustee may from time to time request; and

              WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuing Entity and the Owner Trustee on the terms set forth herein.

              NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.  Duties of the Administrator.

         (a) Duties with Respect to the Depository Agreement and the Indenture.

         (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuing Entity and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuing Entity under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuing Entity or the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity's or the Owner Trustee's duties under the Indenture or the Depository Agreement. The Administrator shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Indenture or the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

              (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

              (B) the notification of Noteholders of the final principal payment on their Notes (Section 2.07(b));

              (C) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

              (D) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

              (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

              (F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

              (G) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);



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

              (H) the obtaining and preservation of the Issuing Entity's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

              (I) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);

              (J) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section
         3.06 of the Indenture, as to the Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

              (K) the identification to the Indenture Trustee in an Officers' Certificate of a Person with whom the Issuing Entity has contracted to perform its duties under the Indenture (Section 3.07(b));

              (L) the notification of the Indenture Trustee and the Rating Agencies of a Servicer Default pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

              (M) the preparation and obtaining of documents and instruments required for the release of the Issuing Entity from its obligation under the Indenture (Section 3.10);

              (N) the delivery of notice to the Indenture Trustee of each Event of Default and each default by the Servicer or Seller under the Sale and Servicing Agreement (Section 3.19);

              (O) the monitoring of the Issuing Entity's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

              (P) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

              (Q) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

              (R) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary


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

         in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

              (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

              (T) the preparation and filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the Noteholders (including, without limitation, the preparation, execution and filing of all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder unless otherwise required by law or regulation) (Section 7.03);

              (U) the opening of one or more accounts in the Trust's name, the preparation of Issuing Entity Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections
         8.02 and 8.03);

              (V) the preparation of an Issuing Entity Request and Officers' Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate as defined in the Indenture (Sections 8.04 and 8.05);

              (W) the preparation of Issuing Entity Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

              (X) the preparation and, after execution by the Owner Trustee on behalf of the Issuing Entity, delivery of new Notes conforming to any supplemental indenture (Section 9.06);

              (Y) the notification of Noteholders of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

              (Z) the preparation and delivery of all Officers' Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuing Entity to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

              (AA) the preparation and delivery of Officers' Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));



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

              (BB) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 (Section 11.04);

              (CC) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

              (DD) the recording of the Indenture, if applicable (Section
         11.15).

         (ii) The Administrator (other than at any time when the Indenture Trustee, in the capacity as successor Servicer, is also acting as successor Administrator) will:

              (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

              (C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture;

              (D) pay the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (E) except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (F) indemnify the Owner Trustee and its agents for, and to hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the


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

         transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

         (b) Additional Duties.

         (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Related Agreements.

         (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to the Owner.

         (iii) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

         (iv) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

         (v) The Administrator hereby agrees to execute on behalf of the Issuing Entity all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Basic Documents.

         (c) Non-Ministerial Matters.

         (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

              (A) the amendment of or any supplement to the Indenture;

              (B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity;



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

              (C) the amendment, change or modification of the Related
         Agreements;

              (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

              (E) the removal of the Indenture Trustee.

         (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuing Entity directs the Administrator not to take on its behalf.

2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Owner Trustee and the Depositor and their respective agents at any time during normal business hours.

3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $100 per month which shall be solely an obligation of the Issuing Entity.

4. Additional Information to Be Furnished to the Issuing Entity. The Administrator shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.

5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and, except as set forth herein, shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuing Entity or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

7. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity, the Owner Trustee or the Indenture Trustee.



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

8. Term of Agreement; Resignation and Removal of the Administrator.

         (a) This Agreement shall continue in force until the termination of the Issuing Entity, upon which event this Agreement shall automatically terminate.

         (b) Subject to Section 8(e), the Administrator may resign its duties hereunder by providing the Issuing Entity with at least 60 days' prior written notice.

         (c) Subject to Section 8(e), the Issuing Entity may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (d) Subject to Section 8(e), at the sole option of the Issuing Entity, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

              (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);

              (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

              (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

              The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuing Entity and the Indenture Trustee within seven days after the happening of such event.

         (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder; provided, however, that, if a successor Administrator has not been appointed and accepted its appointment hereunder as administrator (x) within 60 days following delivery of the notice referred to in
Section 8(b) or 8(c) or (y) upon the removal of the Administrator pursuant to
Section 8(d), then the Servicer shall automatically become successor Administrator.



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

         (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuing Entity all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

         (a)  if to the Issuing Entity or the Owner Trustee, to

              John Deere Owner Trust 2006
              c/o U.S. Bank Trust National Association
              209 S. LaSalle Street
              Suite 300
              Chicago, IL 60604
              Attention: JDOT 2006


         (b)  if to the Administrator, to

              John Deere Capital Corporation
              Suite 600
              1 East First Street
              Reno, NV  89501
              Attention:  Manager

              with a copy to

              Deere & Company
              One John Deere Place
              Moline, IL  61265
              Attention:  Treasury Department, Assistant Treasurer

         (c)  if to the Indenture Trustee, to

              The Bank of New York
              101 Barclay Street, 8W
              New York, New York 10286
              Attention:  Asset Backed Finance Unit



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

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, sent by facsimile or hand-delivered to the address of such party as provided above, except that notices to the Issuing Entity, the Owner Trustee or the Indenture Trustee are effective only upon receipt.

11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuing Entity, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided that such amendment will not, materially and adversely affect the interest of any Noteholder or the Certificateholder; provided further that 10 days' prior written notice of any such amendment be given to each Rating Agency and, if a Rating Agency notifies the Owner Trustee that such amendment will result in a downgrading or withdrawal of the then current rating of any class of the Notes, such amendment shall become effective with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes; provided further, that any solicitation of such consent shall disclose the downgrading or withdrawal that would result from such amendment. This Agreement may also be amended by the Issuing Entity, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes and the holder of the Certificate (which consents, will not be unreasonably withheld) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment or eliminate the consent of the Certificateholder, without the consent of the holders of all the outstanding Notes and the Certificate. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of John Deere Receivables, Inc., as Depositor under the Trust Agreement, which permission shall not be unreasonably withheld.

12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuing Entity and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuing Entity or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is


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

bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Not Applicable to John Deere Capital Corporation in Other Capacities. Nothing in this Agreement shall affect any obligation John Deere Capital Corporation may have in any other capacity.

18. Limitation of Liability of the Owner Trustee and the Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall U.S. Bank Trust National Association in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

         19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.




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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                   JOHN DEERE OWNER TRUST 2006

                                   By: U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as
                                   Owner Trustee


                                   By: /s/ Melissa A. Rosal
                                       -----------------------------------------
                                       Name:  Melissa A. Rosal
                                       Title: Vice President


                                   THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee


                                   By: /s/ Suhrita Das
                                       -----------------------------------------
                                       Name:  Suhrita Das
                                       Title: Assistant Vice President


                                   JOHN DEERE CAPITAL CORPORATION, as
                                   Administrator


                                   By: /s/ Thomas C. Spitzfaden
                                       -----------------------------------------
                                       Name:  Thomas C. Spitzfaden
                                       Title: Assistant Treasurer